SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 1, 2002

                        HOME PROPERTIES OF NEW YORK, INC.
             (Exact name of Registrant as specified in its Charter)



MARYLAND                              1-13136 No.                    16-1455126
(State or other jurisdiction   (Commission File Number)           (IRS Employer
of incorporation)                                        Identification Number)


                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         c.       Exhibits

         Exhibit 99.1      Press Release
         Exhibit 99.2      Supplemental Information
         Exhibit 99.3 Second Quarter 2002 Earnings Conference Call script and text of slides


ITEM 9.  REGULATION FD DISCLOSURE

         On November 1, 2002, the Registrant issued a press release announcing its results for the second quarter of 2002. The related press release is attached hereto as Exhibit 99.1.

         Attached as Exhibit 99.2 is information supplemental to the financial information contained in the November 1, 2002 press release.

         On November 1, 2002, the Registrant held its second quarter 2002 investor conference call. Also, the conference call included slides shown during the conference call, and the written description of those slides is included in the following script from that conference call. The script of the conference call and the text of the slides is attached as Exhibit 99.3 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 6, 2002         HOME PROPERTIES OF NEW YORK INC.
                                  (Registrant)



                                  By:           /S/ DAVID P. GARDNER
                                       ----------------------------------------
                                       David P. Gardner, Senior Vice President
                                       and Chief Financial Officer